Exhibit 99.1
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

COUNTRYWIDE HOME LOANS SERVICING, LP


                             OFFICERS' CERTIFICATE
                       ANNUAL STATEMENT OF THE SERVICER


                                  CWMBS, INC.
                    CHL MORTGAGE PASS THROUGH TRUST 2001-19
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-19


         The undersigned do hereby certify that they are each an officer of Countrywide Home Loans Servicing, LP (a "Servicer"), which has assumed all duties of master servicer from Countrywide Home Loans, Inc. (also, a "Servicer" and, together with Countrywide Home Loans Servicing, LP, the "Servicers") as of October 15, 2001, and do hereby further certify pursuant to
Section 3.16 of the Pooling and Servicing Agreement for the above-captioned Series (the "Agreement") that:

         (i) A review of the activities of the Servicers during the preceding calendar year and of the performance of the Servicers under the Agreement has been made under our supervision; and

         (ii) To the best of our knowledge, based on such review, each Servicer has fulfilled all its obligations under the Agreement throughout such year.




/s/ Thomas K. McLaughlin                             Dated: March 25, 2002

THOMAS K. MCLAUGHLIN
MANAGING DIRECTOR AND CHIEF FINANCIAL OFFICER



/s/ David A. Spector                                 Dated: March 25, 2002

DAVID A. SPECTOR
VICE PRESIDENT


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


FIFTH THIRD BANK


                             OFFICERS' CERTIFICATE
                       ANNUAL STATEMENT OF THE SERVICER


                                  CWMBS, INC.
                    CHL MORTGAGE PASS THROUGH TRUST 2001-19
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-19


         The undersigned do hereby certify that they are each an officer of Fifth Third Bank (the "Servicer") and do hereby further certify pursuant to
Section 3.16 of the Pooling and Servicing Agreement for the above-captioned Series (the "Agreement") that:

         (i) A review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under the Agreement has been made under our supervision; and

         (ii) To the best of our knowledge, based on such review, the Servicer has fulfilled all its obligations under the Agreement throughout such year.




/s/ James Sapitro                                       Dated: March 25, 2002


James E. Sapitro
VICE PRESIDENT








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